                                                                   EXHIBIT 10.14


                   SINGLE-TENANT COMMERCIAL SPACE LEASE (NNN)




LANDLORD:   ONE SOUTH PARK INVESTORS, A CALIFORNIA GENERAL
    PARTNERSHIP; PAUL ENTERPRISES, A CALIFORNIA GENERAL
    PARTNERSHIP; and FKLM, A CALIFORNIA GENERAL
    PARTNERSHIP



TENANT:       BSQUARE CORPORATION, A WASHINGTON CORPORATION



COMMENCEMENT DATE:     DECEMBER 1, 2000 (ESTIMATED)



SUBJECT PROPERTY:     255 SAN GERONIMO WAY, SUNNYVALE, CALIFORNIA

                                TABLE OF CONTENTS


TABLE OF CONTENTS................................................... i - iv

RECITALS.............................................................  1


ARTICLE 1 - DEFINITIONS..............................................  1
           1.1 Commencement Date.....................................  1
           1.2 Lease Term............................................  1
           1.3 Property..............................................  1
           1.4 Leased Premises.......................................  1
           1.5 Building..............................................  2
           1.6 Tenant's Allocated Share..............................  2
           1.7 Prepaid Rent..........................................  2
           1.8 Security Deposit......................................  2
           1.9 Permitted Use.........................................  2
           1.10 Tenant's Minimum Liability Insurance Coverage........  2
           1.11 Additional Definitions...............................  2

ARTICLE 2 - DEMISE AND ACCEPTANCE....................................  3
           2.1 Demise of Premises....................................  3
           2.2 Term..................................................  3
           2.3 Construction of Landlord's Work and Tenant
               Improvements..........................................  3
           2.4 Delivery and Acceptance of Possession.................  3
           2.5 Early Occupancy.......................................  4
ARTICLE 3 - RENT.....................................................  4
           3.1 Base Monthly Rent.....................................  4
           3.2 Additional Rent.......................................  4
           3.3 Payment of Rent.......................................  5
           3.4 Late Charge and Interest on Rent in Default...........  5
           3.5 Security Deposit......................................  6
           3.6 No Accord and Satisfaction............................  6

ARTICLE 4 - USE OF LEASED PREMISES...................................  7
           4.1 Limitation on Type....................................  7
           4.2 Compliance with Laws and Private Restrictions.........  7
           4.3 Insurance Requirements................................  7
           4.4 Signs.................................................  7
           4.5 Rules and Regulations.................................  8

           4.6 Parking...............................................  8

ARTICLE 5 - TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS................  9
           5.1 Trade Fixtures........................................  9
           5.2 Leasehold Improvements................................  9
           5.3 Alterations Required by Law...........................  9
           5.4 Landlord's Improvements............................... 10
           5.5 Liens................................................. 10

ARTICLE 6 - REPAIR AND MAINTENANCE................................... 10
           6.1 Tenant's Obligations to Maintain...................... 10
           6.2 Landlord's Obligation to Maintain..................... 12
           6.3 Tenant's Negligence................................... 12

ARTICLE 7 - WASTE DISPOSAL AND UTILITIES............................. 12
           7.1 Waste Disposal........................................ 12
           7.2 Utilities............................................. 13
           7.3 Compliance with Rules, Regulations and
               Requirements.........................................  13

ARTICLE 8 - REAL PROPERTY TAXES...................................... 13
           8.1 Real Property Taxes Defined........................... 13
           8.2 Tenant's Obligation to Reimburse...................... 13
           8.3 Taxes on Tenant's Property............................ 14

ARTICLE 9 - INSURANCE................................................ 15
           9.1 Tenant's Insurance.................................... 15
           9.2 Release and Waiver of Subrogation..................... 16
           9.3 Landlord's Real Property Insurance.................... 16

ARTICLE 10 - LIMITATION ON LANDLORD'S
             LIABILITY AND INDEMNITY ................................ 17
           10.1 Limitation on Landlord's Liability................... 17
           10.2 Limitation on Tenant's Recourse...................... 17
           10.3 Indemnification of Landlord.......................... 17

ARTICLE 11 - DAMAGE TO LEASED PREMISES............................... 18
           11.1 Landlord's Duty to Restore........................... 18
           11.2 Landlord's Right to Terminate........................ 18
           11.3 Tenant's Right to Terminate.......................... 19
           11.4 Abatement of Rent.................................... 20

ARTICLE 12 - CONDEMNATION............................................ 20
           12.1 Taking of Leased Premises............................ 20
           12.2 Restoration Following the Taking..................... 20
           12.3 Abatement of Rent.................................... 20
           12.4 Temporary Taking..................................... 21
           12.5 Division of Condemnation Award....................... 21

ARTICLE 13 - DEFAULT AND REMEDIES.................................... 21

           13.1 Events of Tenant's Default........................... 21
           13.2 Landlord's Remedies.................................. 22
           13.3 Landlord's Default and Tenant's Remedies............. 24
           13.4 Waiver............................................... 25

ARTICLE 14 - ASSIGNMENT.............................................. 26
           14.1 By Tenant............................................ 26
           14.2 By Landlord.......................................... 27

ARTICLE 15 - TERMINATION............................................. 28
           15.1 Surrender of the Leased Premises..................... 28
           15.2 Holding Over......................................... 28

ARTICLE 16 - LANDLORD'S RIGHT TO ENTER..............................  29
           16.1 Landlord's Right to Enter...........................  29

ARTICLE 17 - MORTGAGES & TRANSFER...................................  29
           17.1 Subordination.......................................  29
           17.2 Tenant's Attornment.................................  30
           17.3 Mortgagee Protection................................  30
           17.4 Estoppel Certificates...............................  30
           17.5 Financial Statements................................  31

ARTICLE 18 - GENERAL PROVISIONS.....................................  31
           18.1 Force Majeure.......................................  31
           18.2 Notices.............................................  31
           18.3 Fees and Expenses...................................  31
           18.4 Corporate Authority.................................  32
           18.5 Additional Definitions..............................  32
                 18.5.1 Agreed Interest Rate........................  32
                 18.5.2 CPI.........................................  33
                 18.5.3 Effective Date..............................  33
                 18.5.4 Law.........................................  33
                 18.5.5 Leasehold Improvements......................  33
                 18.5.6 Lender......................................  33
                 18.5.7 Private Restrictions........................  33
                 18.5.8 Trade Fixtures..............................  33
           18.6 Construction of Meaning and Other Miscellaneous
                Provisions..........................................  33
           18.7 Quiet Enjoyment.....................................  34
           18.8 Landlord Representations............................  35
           18.9 Brokerage Commissions...............................  35
           18.10 Entire Agreement...................................  35
           18.11 Security Measures..................................  35
           18.12 Signatures Required/Non-Binding Offer..............  36
ARTICLE 19 - ENVIRONMENTAL MATTERS..................................  37
           19.1 Tenant's Covenants Regarding Hazardous Materials....  37
           19.2 Indemnification of Landlord.........................  38
           19.3 Tenant Indemnification..............................  39

ARTICLE 20 - RIGHT OF FIRST OFFER.................................... 39
           20.1 Right of First Offer to Lease Adjacent Building...... 39
           20.2 Notice of Availability of First Offer Space.......... 39
           20.3 Exercise of Right of First Offer..................... 39
           20.4 Determination of Fair Market Rent.................... 40
           20.5 Landlord's Right to Lease............................ 41
           20.6 First Offer Space.................................... 41
           20.7 Termination.......................................... 42

ARTICLE 21 - OPTION TO EXTEND LEASE.................................. 42
           21.1 Option to Extend Lease Term.......................... 42

     Signature Page[s]............................................... 43


EXHIBITS:

           "A"  - SITE PLAN                                           44
           "B"  - FLOOR PLAN                                          45
           "C"  - TENANT INTERIOR IMPROVEMENT AGREEMENT               46
           "D"  - APPROVED SPECIFICATIONS                             53
           "E"  - COMMENCEMENT DATE / ACCEPTANCE AGREEMENT            54
           "F"  - RULES AND REGULATIONS                               56

                   SINGLE-TENANT COMMERCIAL SPACE LEASE (NNN)
                                    ("LEASE")


        THIS LEASE, dated as of August 30, 2000, (the "Reference Date"), is made by and between ONE SOUTH PARK INVESTORS, A CALIFORNIA GENERAL PARTNERSHIP; PAUL ENTERPRISES, A CALIFORNIA GENERAL PARTNERSHIP; AND FKLM, A CALIFORNIA GENERAL PARTNERSHIP ("Landlord") and BSQUARE CORPORATION, A WASHINGTON CORPORATION ("Tenant"), with reference to those matters set forth hereinafter.

                                    RECITALS:

        WHEREAS, the parties desire to enter into a Lease upon the terms and conditions set forth hereinafter.

                                    ARTICLE 1

                                   DEFINITIONS

        1.1. Commencement Date: The term "Commencement Date" shall mean whichever of the following dates first occurs:

                1.1.1. Two (2) weeks after the date on which Landlord completes the installation of the fire sprinkler system to the interior of the Building (estimated to be December 1, 2000); or

                1.1.2. The date Tenant takes possession of the Leased Premises for the purpose of operating Tenant's business.

        1.2. Lease Term: The term "Lease Term" shall mean the term of this Lease, which shall be for a period of sixty (60) full calendar months (plus the partial month, if any, immediately following the Commencement Date), commencing on the Commencement Date and ending at midnight on the last day of the sixtieth
(60th) full calendar month thereafter, unless this Lease is sooner terminated according to its terms or by mutual agreement.

        1.3. Property: The term "Property" shall mean that real property commonly described as 255 San Geronimo Way, Sunnyvale, California, with all improvements now or hereafter located thereon described by the Site Plan attached hereto as EXHIBIT "A" containing a single story building, the aggregate gross leasable area of which is approximately 20,000 square feet (the "Property Gross Leasable Area"); together with all parking, landscaping, and other areas within the Property.

        1.4. Leased Premises: The term "Leased Premises" shall mean those certain premises located as outlined in the Site Plan attached hereto as EXHIBIT "A" and as shown by the Floor Plan attached hereto as EXHIBIT "B" containing approximately 20,000 square feet of gross leasable area ("Tenant's Gross Leasable Area").

        1.5. Building: The term "Building" shall mean the structure situated on the Property in which the Leased Premises are located containing approximately 20,000 square feet of gross leasable area (the "Building Gross Leasable Area").

        1.6. Tenant's Allocated Share: The term "Tenant's Allocated Share" shall mean the percentage obtained by dividing Tenant's Gross Leasable Area by the Building Gross Leasable Area, which as of the Effective Date hereof is agreed to be 100%.

        1.7. Prepaid Rent: The term "Prepaid Rent" shall mean the sum of $95,000.00, representing the first (1st) month's Basic Rent which shall be paid to Landlord upon execution of this Lease.

        1.8. Security Deposit: The term "Security Deposit" shall mean a cash deposit in the sum of $105,000.00 to be paid to Landlord upon execution of this Lease. In addition to the cash deposit of $105,000.00, if at any time during the Lease Term the market capitalization value of Tenant's publicly traded shares of common stock drops below $100,000,000 as indicated by the daily published WALL STREET JOURNAL, Tenant shall provide Landlord with an Irrevocable Stand-By Letter of Credit ("LOC") in an amount equal to six (6) times the Monthly Basic Rent at the time such drop in value occurs. The LOC, in a form acceptable to Landlord, shall be provided within fifteen (15) days of such drop in market capitalization value below $100,000,000. Said LOC shall be renewed annually until Tenant has reached a market capitalization value in excess of $100,000,000 for six (6) consecutive months at which time the LOC may be canceled until a subsequent drop in value below said $100,000,000 value which would automatically trigger the obligation of Tenant to obtain an LOC again as described herein above.

        1.9. Permitted Use: The term "Permitted Use" shall mean general office, R&D, light manufacturing and assembly, computer programming, storage/warehouse and related uses.

        1.10. Tenant's Minimum Liability Insurance Coverage: The term "Tenant's Minimum Liability Insurance Coverage" shall mean Two Million ($2,000,000) Dollars.

        1.11. Additional Definitions: As used in this Lease or any addendum or amendment thereto, the following terms shall have the meanings set forth in paragraph 18.5: "Agreed Interest Rate," "Effective Date," "Private Restrictions," "Lender," "Law," "Leasehold Improvements," and "Trade Fixtures."

                                    ARTICLE 2

                              DEMISE AND ACCEPTANCE

        2.1. Demise of Premises: Landlord hereby leases to Tenant, and Tenant leases from the Landlord, for the Lease Term upon the terms and conditions of this Lease, the Leased Premises. Tenant's lease of the Leased Premises shall be subject to all Laws, all Private Restrictions, easements, and other matters of public record.

        2.2. Term: The term of this Lease shall be the Lease Term and shall commence upon the Commencement Date and continue for the period set forth in paragraph 1.2.

        2.3. Construction of Landlord's Work and Tenant Improvements: Prior to the Commencement Date, Landlord shall construct and/or provide the following improvements to the Leased Premises at Landlord's sole cost and expense ("Landlord's Work"): (1) a new roof covering system to the Building, including the cost of removal of the existing roof covering system; (2) replace old heating, ventilation and air-conditioning ("HVAC") units with new HVAC units of equal or greater tonnage as currently exists at the Building; (3) paint the exterior of the Building; (4) bring electrical, lighting and plumbing systems to good operating condition, as required, including the removal of existing data and telephone cabling above the ceiling grid; and (5) install fire sprinkler system. Landlord shall also provide Tenant with a Tenant Improvement Allowance based upon a 20,000 s.f. Building at $5.00/s.f. in the amount of One Hundred Thousand ($100,000) Dollars for Tenant's use in the Leased Premises pursuant to the terms and conditions of the Tenant Improvement Agreement executed concurrently with this Lease by Landlord and Tenant and attached hereto as EXHIBIT "C" and in accordance with the Approved Specifications attached hereto as EXHIBIT "D."

        2.4. Delivery and Acceptance of Possession: Landlord shall deliver possession of the Leased Premises to Tenant on the Commencement Date with all building systems and components thereof in good working order and repair. Provided, however, if Landlord is unable to deliver possession of the Leased Premises to Tenant on the Commencement Date for any reason whatsoever, this Lease shall not be void or voidable for a period of three (3) months thereafter, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but the rent shall abate until Landlord delivers possession of the Leased Premises to Tenant. In the event of such a delay, the Commencement and Termination Dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Landlord's actual delivery of possession to Tenant and at such time the parties shall execute a Commencement Date/Acceptance Agreement in the form of EXHIBIT "E" hereto. By taking possession of the Leased Premises, Tenant shall be conclusively deemed to have accepted the Leased Premises in their then existing condition and any construction work required of Landlord as satisfactorily completed, subject only to matters noted in the supplemental agreement executed by Landlord and Tenant as punchlist items and latent defects discovered during the first year of occupancy by Tenant.

        2.5. Early Occupancy: If Tenant enters into occupancy of the Leased Premises prior to the Commencement Date with the written permission of Landlord, it shall do so upon all of the terms of this Lease. Notwithstanding anything in
Article 2 to the contrary, Tenant and Tenant's agents, contractors and employees will be provided access to the Premises without incurring any rental obligation, prior to the Commencement Date on the later of November 1, 2000 or when the current tenant vacates the Leases Premises for the limited purpose of performing Tenant's installation of its interior improvements, trade fixtures and furnishings. Tenant promises and agrees to coordinate its fit-out with Landlord's contractors so as not to interfere with or delay the performance of Landlord's work required by this Lease to be performed prior to the Commencement Date.

                                    ARTICLE 3

                                      RENT

        3.1. Base Monthly Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent determined as follows:

                3.1.1. Base Monthly Rent for the first 12 months of this Lease Agreement shall be $95,000.00.

                3.1.2. Base Monthly Rent for months 13 thru 24 of this Lease Agreement shall be $98,800.00.

                3.1.3. Base Monthly Rent for months 25 thru 36 of this Lease Agreement shall be $102,752.00.

                3.1.4. Base Monthly Rent for months 37 thru 48 of this Lease Agreement shall be $106,862.00.

                3.1.5. Base Monthly Rent for months 49 thru 60 of this Lease Agreement shall be $111,137.00.

        3.2. Additional Rent: Within ten (10) days after receipt of invoices(s) therefore, Tenant shall pay to Landlord or to Landlord's designated agent or entity as Additional Rent, the following:

                (1) All Real Property Taxes relating to the Premises as set forth in Article 8, and

                (2) All Tenant's Insurance relating to the Premises, as set forth in Article 9.3, and

                (3) An additional amount equal to three (3%) percent of the Base Monthly Rent as compensation to Landlord for its accounting, administration, and management services rendered by Landlord, and

                (4) All charges, costs, expenses and other amounts which Tenant is required to pay hereunder, together with all interest, late charges, penalties, costs and expenses including, without limitation, reasonable attorneys' fees, legal and accounting expenses necessary to enforce the Lease, collection costs, and court costs, that may accrue thereto or be incurred in the event of Tenant's default, refusal or failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of any default by Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of failure by Tenant to pay such Additional Rent in accordance with the terms hereof, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of Basic Rent. The term "rent" shall include without limitation "Rent" and "Additional Rent."

        3.3. Payment of Rent: All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever, and without any prior demand therefor, to Landlord at its address set forth above or at such other place as Landlord may designate from time-to-time. Tenant's obligation to pay rent shall be prorated at the commencement and expiration of the Lease Term.

        3.4. Late Charge and Interest on Rent in Default: Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Monthly Rent or any Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any such rent is not received by Landlord from Tenant within ten (l0) days after the same becomes due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent rent. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by Tenant's failure to make timely payment. In no event shall this provision for a late a charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rental installment or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay each rental installment due under this Lease in a timely fashion. If any rental installment should become delinquent for a period in excess of thirty (30) days then, in addition to such late charge Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate from the thirtieth (30th) day following the date such amount became due until paid.

        3.5. Security Deposit: Tenant has deposited with Landlord the amount set forth in paragraph 1.8 concurrently with its execution of the Lease (the "Security Deposit") as security for the performance by Tenant of the terms of this Lease to be performed by Tenant, and not as prepayment of rent. Landlord may apply such portion or portions of the Security Deposit as are reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damage to the Leased Premises caused by Tenant;
(iii) to clean the Leased Premises upon termination of the Lease; and (iv) to remedy any other default of Tenant as permitted by law. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original sum. Landlord shall not be deemed a trustee of the Security Deposit. Landlord may use the Security Deposit in Landlord's ordinary business and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Leased Premises during the Lease Term, Landlord may pay the Security Deposit to any subsequent owner in conformity with the provisions of Section l950.7 of the California Civil Code and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit.

        3.6. No Accord and Satisfaction: No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

                                    ARTICLE 4

                             USE OF LEASED PREMISES

        4.1. Limitation on Type: Tenant shall use the Leased Premises solely for the Permitted Use (as described in paragraph 1.9) and for no other use unless Tenant shall have first obtained Landlord's prior written consent. Tenant shall not do or permit anything to be done in or about the Leased Premises which might interfere with the rights of other tenants of Landlord to use the Property or cause structural injury to the Leased Premises or the Building. Tenant shall not commit nor permit to be committed any waste in or about the Leased Premises, and Tenant shall keep the Leased Premises in a clean, attractive and wholesome condition, free of any objectionable noises, odors, dust or nuisances.

        4.2. Compliance with Laws and Private Restrictions: Tenant shall not use or permit any person to use the Leased Premises in any manner which violates any Laws or Private Restrictions. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions and shall indemnify and hold Landlord harmless from any liability resulting from Tenant's failure to do so.

        4.3. Insurance Requirements: Tenant shall not use or permit any person to use the Leased Premises in any manner which will cause the initial rate of insurance upon the Building or any of its contents to be increased or cause a cancellation of any insurance policy covering the Building. Tenant shall not sell, or permit to be kept, used, or sold in or about the Leased Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain, at standard rates, the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.

        4.4. Signs: Tenant shall not place on any portion of the Leased Premises, the Building or the Property any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord, which approval shall not unreasonably be withheld. All such approved signs shall strictly conform to all Laws, Private Restrictions and Landlord's sign criteria, if any, and shall be installed at the expense of Tenant. If Landlord so elects, Tenant shall, at the expiration or sooner termination of this Lease, remove all signs installed by it and repair any damage caused by such removal. Tenant shall at all times maintain such signs in good condition and repair. Tenant may utilize the entire monument provided to the Building for signage.

        4.5. Rules and Regulations: Landlord from time-to-time may elect to promulgate reasonable and non-discriminatory rules and regulations applicable to all occupants of the Property for the care and orderly management of the Property and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Property of any such rules and regulations.

        4.6. Parking: Tenant is allocated a minimum of eighty (80) parking spaces and shall have the exclusive right to use the parking spaces contained within the Property described in paragraph 2.1 for its use and the use of its employees and invitees, the location of which may be designated from time-to-time by Landlord. All trucks and delivery vehicles shall be (i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Property, and (iii) permitted to remain on the Property only so long as is reasonably necessary to complete loading and unloading.

                                    ARTICLE 5

                    TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS

        5.1. Trade Fixtures: Throughout the Lease Term, Tenant shall provide, install, and maintain in good condition all Trade Fixtures required in the conduct of its business in the Leased Premises. All Trade Fixtures shall remain Tenant's property.

        5.2. Leasehold Improvements: Tenant shall not construct any Leasehold Improvements or otherwise alter the Leased Premises without Landlord's prior approval, if the cost thereof exceeds Ten Thousand Dollars ($l0,000.00), and not until Landlord shall have first approved the plans and specifications therefor, which approvals shall not be unreasonably withheld. In no event shall Tenant make any alterations to the Lease Premises which could affect the structural integrity or the design of the Building. All Leasehold Improvements constructed by Tenant shall be constructed by Tenant at Tenant's expense using a licensed contractor first approved by Landlord in substantial compliance with the approved plans and specifications therefor. All construction done by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using new materials of good quality. Tenant shall not commence construction of any Leasehold Improvements until (i) all required governmental approvals and permits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant shall have given Landlord at least five (5) days prior written notice of its intention to commence such construction, (iv) Tenant shall have notified Landlord by telephone of the commencement of construction on the day it commences, and (v) if requested by Landlord, Tenant shall have obtained contingent liability and broad form builders risk insurance in an amount satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9. All Leasehold Improvements shall remain the property of Tenant during the Lease Term but shall not be damaged, altered, or removed from the Leased Premises. At the expiration or sooner termination of the Lease Term, all Leasehold Improvements shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord shall require Tenant to remove any Leasehold Improvements in accordance with the provisions of paragraph 15.1, then Tenant shall so remove such Leasehold Improvements prior to the expiration of the Lease Term.

        5.3. Alterations Required by Law: Tenant shall make any alteration, addition or change of any sort, whether structural or otherwise, to the Leased Premises that is required by any Law because of (i) Tenant's use or change of use of the Leased Premises, (ii) Tenant's application for any permit or governmental approval, or (iii) Tenant's construction or installation of any Leasehold Improvements or Trade Fixtures. Notwithstanding the above to the contrary, Landlord agrees that in the event Landlord's Work described in paragraph 2.3. causes the City of Sunnyvale to demand that the Premises be brought into compliance with handicap accessibility standards as provided in the Americans With Disabilities Act ("ADA") that Landlord shall be solely responsible for the cost and performance of the work required. It is further agreed that if the construction of Tenant's Improvements constructed with the Tenant Improvement Allowance provided for in paragraph 2.3. and EXHIBIT "C" triggers a requirement by the City of Sunnyvale that the Premises be brought into compliance with applicable Federal, State and local codes relating to such handicap accessibility standards that any such cost and work required shall be the sole responsibility of Tenant.

        5.4. Landlord's Improvements: All fixtures, improvements or equipment which are installed, constructed on or attached to the Property by Landlord at its expense shall become a part of the realty and belong to Landlord.

        5.5. Liens: Tenant shall keep the Leased Premises and the Property free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents, employees or contractors relating to the Leased Premises. If any claim of lien is recorded, Tenant shall bond against or discharge the same within ten (10) days after the same has been recorded against the Leased Premises and/or the Property.

                                    ARTICLE 6

                             REPAIR AND MAINTENANCE

        6.1. Tenant's Obligations to Maintain: Except as otherwise provided in
Article 11 regarding the restoration of damage caused by fire and other perils, Tenant shall, at all times during the Lease Term, clean, keep, and maintain in good order, condition, and repair (reasonable wear and tear excepted) the Leased Premises and every part thereof, through regular inspections and servicing, including but not limited to (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents, or other parts of the HVAC or plumbing system, (ii) all fixtures, interior walls, floors, carpets and ceilings, (iii) all windows, doors, entrances, plate glass, showcases, including cleaning both interior and exterior surfaces, (iv) all electrical facilities and all equipment including all lighting fixtures, lamps, bulbs and tubes, fans, vents, exhaust equipment and systems, (v) any automatic fire extinguisher equipment in the Leased Premises, (vi) ceilings, roofs, skylights, roof gutters and drains, and (vii) landscaping, driveways, parking lots, retaining walls, signs, sidewalks, and parkways located in, on, about or adjacent to the Premises. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Tenant occupies the Premises for seven (7) years or more, Landlord may require Tenant to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years. Tenant shall replace any damaged or broken glass in the Leased Premises (including all interior and exterior doors, windows, and showcases) with glass of the same kind, size and quality. Tenant shall repair any damage to the Leased Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall (i) maintain, repair, and replace when necessary all HVAC equipment, roof covering, landscaping and parking lot surface areas which serves the Leased Premises and shall keep the same in good condition through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord which provides for the periodic inspection and servicing of the HVAC equipment at least once every sixty (60) days during the Lease Term. Landlord may elect at any time to assume responsibility for the maintenance, repair and replacement of such HVAC equipment, roof covering, landscaping, and parking lot surface which serves the Leased Premises, and if it does so, all costs incurred by it in performing such maintenance, repair and replacement shall be paid for by Tenant on a periodic basis as Additional Rent within ten (l0) days after receipt of a statement therefor from Landlord. Tenant shall also maintain continuously throughout the Lease Term a service contract for the washing of all windows in the Leased Premises (exterior surfaces) with a contractor approved by Landlord which provides for the periodic washing of all such windows at least once every six
(6) months during the Lease Term. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be canceled or changed without at least thirty (30) days prior written notice to Landlord. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of Ten Thousand Dollars ($l0,000.00), then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, materials to be used, and the contractor.

        6.2. Landlord's Obligation to Maintain: Landlord shall maintain and repair (i) the structural portions of the roof; (ii) the foundation (but not the floor covering) of the Building; (iii) the exterior walls of the Building (subject to Section 6.1., above) so that the same is kept in good order and repair, reasonable wear and tear excepted; and (iv) any damages to the Premises caused by the negligence or willful misconduct of Landlord or Landlord's Parties. Landlord shall not be responsible for repairs required by any accident, fire or other peril except as otherwise required by Article 11, or for damage caused to any part of the Property by any act, negligence or omission of Tenant or its agents, contractors, or employees or invitees. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the reasonable discretion of Landlord. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord in writing of the need for such repairs and maintenance, after which Landlord shall be given a reasonable opportunity to repair same. Notwithstanding the foregoing, if any repair or replacement is required to be made to the Leased Premises which would constitute a capital expenditure under GAAP, then Landlord shall be required to make such repair or replacement, and Tenant shall be required to pay the costs therefor as Additional Rent to the extent such costs are amortized over the useful life of such capital items during the Lease Term.

        6.3. Tenant's Negligence: Anything in this Article to the contrary notwithstanding, Tenant shall pay for all damage to the Leased Premises or the Property caused by the negligent act or omission of Tenant, its employees, contractors, or invitees or by the failure of Tenant to promptly discharge its obligations under this Lease or comply with the terms of this Lease, but only to the extent such damage is not covered by insurance proceeds actually recovered by Landlord. Tenant shall make payment therefore on damages incurred by Landlord.

                                    ARTICLE 7

                          WASTE DISPOSAL AND UTILITIES

        7.1. Waste Disposal: Tenant shall store its waste either inside the Leased Premises or within existing outside trash enclosures. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Property at Tenant's sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Leased Premises free and clear of all obstructions at all times.

        7.2. Utilities: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up, and any other utilities, materials or services furnished directly to or used by Tenant on or about the Leased Premises during the Lease Term.

        7.3. Compliance with Rules, Regulations and Requirements: Landlord shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of all governmental agencies or utility suppliers in reducing energy or other resources consumption. Tenant agrees at all times to cooperate fully with Landlord and to abide by all rules and regulations and requirements which Landlord may prescribe in order to maximize the efficient operation of the HVAC system and all other utility systems.

                                    ARTICLE 8

                               REAL PROPERTY TAXES

        8.1. Real Property Taxes Defined: The term "Real Property Taxes" as used herein shall mean (i) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments or principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership) or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Property (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the

Property; or the use of parking areas, public utilities, or energy within the Property; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Property, and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the Lease Term the taxation or assessment of the Property prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Property of Landlord's interest therein or (ii) on or measured by the gross receipts, income, or rentals from the Property, on Landlord's business of leasing the Property, or computing in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Property, then only that part of such Real Property Tax that is fairly allocable to the Property shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

        8.2. Tenant's Obligation to Reimburse: As Additional Rent, Tenant shall pay Tenant's Allocable Share of all Real Property Taxes (i) within ten (10) days after being billed for the same by Landlord, or (ii) no later than ten (10) days before such Real Property Tax becomes delinquent, whichever last occurs. If any part of the Property is separately assessed for purposes of any Real Property Tax, then Tenant shall pay that portion of such Real Property Tax as is fairly allocable to the Leased Premises. If requested by Tenant in writing within thirty (30) days of receipt of a bill for Tenant's allocated Share of Real Property Taxes, Landlord shall furnish Tenant with such evidence as is reasonably available to Landlord with respect to the amount of any Real Property Tax which is part of such bill. Tenant may not withhold payment of such bill pending receipt and/or review of such evidence. If any Lender requires Landlord to impound Real Property Taxes on a periodic basis during the Lease Term, then Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this Article to Landlord on the same periodic basis in accordance with the lender's requirements. Landlord shall impound the Real Property Tax payments received from Tenant in accordance with requirements of the Lender.

        8.3. Taxes on Tenant's Property: Tenant shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Leased Premises which become due during the Lease Term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

                                   ARTICLE 9

                                   INSURANCE

        9.1. Tenant's Insurance: Tenant shall maintain in full force and effect during the Lease Term the following insurance:

                9.1.1. Tenant shall maintain a policy or policies of commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death, and damage to property occurring in or about, or resulting from an occurrence in or about, the Leased Premises with combined single limit coverage of not less than the amount of Tenant's Minimum Liability Insurance set forth in paragraph 1.10. Such comprehensive general liability insurance shall contain "fire legal" endorsement coverage and a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in paragraph 10.2. If Landlord's Lender, insurance advisor or counsel reasonably determines at any time that the amount of such coverage is not adequate, Tenant shall increase such coverage to such amount as Landlord's Lender, insurance advisor or counsel reasonably deem adequate, not to exceed the level of coverage then commonly carried by comparable businesses similarly situated.

                9.1.2. Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement (if the Building contains fire sprinklers) insuring the personal property, inventory, Trade Fixtures, and Leasehold Improvements within the Leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

                9.1.3. Tenant shall maintain a policy or policies of worker's compensation insurance and any other employee benefit insurance sufficient to comply with all Laws.

                9.1.4. Landlord and such others it designates shall be named as additional insureds on the policies of insurance described in subparagraphs
9.1.1 and 9.1.2 above. All insurance
required by this paragraph (i) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord, (ii) shall be in a form satisfactory to Landlord, (iii) shall be carried with companies reasonably acceptable to Landlord, (iv) shall provide that such policies shall not be subject to cancellation or change except after at least thirty (30) days prior written notice to Landlord, and (v) shall not have a "deductible" in excess of twenty-five thousand Dollars ($25,000.00) per occurrence. Copies of such policy or policies, or duly executed certificates for them, together with satisfactory evidence of the payment of the premium thereon shall be deposited with Landlord prior to the time Tenant enters into possession of the Leased Premises and upon renewal of such policies, but not less than thirty (30) days prior to the expiration of the term of such coverage.

        9.2. Release and Waiver of Subrogation: The parties hereto release each other, and their respective agents, employees, and contractors, from any claims for injury to any persons or damage to property that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of such damage, but only to the extent such claims are covered by such insurance. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage covered by such policy so long as such waiver is available without unreasonable additional cost.

        9.3. Landlord's Real Property Insurance: Landlord shall pur- chase and keep in force policy(ies) of insurance covering loss or damage to the Premises by reason of fire (extended coverage), flood and/or earthquake (if available and available at commercially reasonable costs in Landlord's sole discretion, or if required by a lender) and those perils included within the classification of "all risks" insurance (with sprinkler damage and other appropriate endorsements), which insurance shall be in the amount of the full replacement value of the Premises as determined by insurance company appraisers or Landlord's insurance broker; plus Landlord's liability insurance; plus rental income insurance in the amount of one hundred (100%) percent of up to twelve
(12) months Basic Rent (plus sums paid during such period as Additional Rent). Such coverage shall exclude routine maintenance and repairs and incidental damage caused by accidents or vandalism for which Tenant is responsible under Section 9. Tenant agrees to pay to Landlord as Additional Rent in accordance with Section 3.2(2) of this Lease the costs of such insurance coverage, including the premiums and deductibles for any such coverage obtained by Landlord; or, if Tenant does not lease the entire Building, then Tenant's proportional share of the costs of such insurance coverage which shall be allocated during the term of this Lease to the Premises by building square footage. If such insurance cost is increased due to Tenant's particular use of the Premises, Tenant agrees to pay to Landlord the full costs of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for or with respect to the Premises.

                                   ARTICLE 10

                            LIMITATION ON LANDLORD'S
                             LIABILITY AND INDEMNITY

        10.1. Limitation on Landlord's Liability: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to any abatement of rent, for any injury to Tenant, its agents, employees, contractors, or invitees; damage to Tenant's property; or loss to Tenant's business resulting from any cause, including without limitation any (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Leased Premises or Building; (iii) the limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility whatsoever serving the Leased Premises or Building; (iv) vandalism or forcible entry by unauthorized person; or (iv) penetration of water into or onto any portion of the Leased Premises through roof leaks or otherwise. Notwithstanding the foregoing, Landlord shall be liable for such injury, damage or loss which is proximately caused by Landlord's active negligence or willful misconduct, but only to the extent such injury, damage or loss is not covered by insurance actually carried or required to be carried pursuant to this Lease.

        10.2. Limitation on Tenant's Recourse: Tenant expressly agrees that so long as the Landlord under this Lease shall be and remains a corporation, a trust, a partnership, a joint venture, an unincorporated association, or other form of business entity, (i) the obligations of the Landlord under this Lease shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity, and (ii) Tenant shall have recourse only to the assets of such business entity for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals, or representatives, other than to the extent of their interest in the assets owned by such business entity.

        10.3. Indemnification of Landlord: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents, and contractors, with competent counsel reasonably satisfactory to Landlord, from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage (i) resulting from any cause or causes whatsoever (other than the active negligence or willful misconduct of Landlord) occurring in or about or resulting from any occurrence in or about the Leased Premises during the Lease Term, or
(ii) resulting from the negligence or willful misconduct of Tenant, its agents, employees and contractors, wherever the same may occur. The provisions of this paragraph shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or sooner termination.

                                   ARTICLE 11

                            DAMAGE TO LEASED PREMISES

        11.1. Landlord's Duty to Restore: If the Leased Premises are damaged by any Covered Peril (as hereinafter defined in Section 11.2.1) after the Effective Date of this Lease, Landlord shall restore the Leased Premises unless the Lease is terminated by Landlord pursuant to paragraph 11.2 or by Tenant pursuant to paragraph 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to paragraph 9.2 shall be paid to and become the property of Landlord. All insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Leased Premises, to the extent then allowed by Law, to substantially the same condition in which the Leased Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Leased

Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed by Tenant in the Leased Premises. Tenant shall forthwith replace or fully repair all Leasehold Improvements and Trade Fixtures installed by Tenant and existing at the time of such damage or destruction.

        11.2. Landlord's Right to Terminate: Landlord shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage.

                11.2.1. The Building is damaged by any peril covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction ("Covered Peril"), to such an extent that the estimated cost to restore the Building equals or exceeds fifty percent (50%) of the then replacement value thereof;

                11.2.2. The Building is damaged by any peril not covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction, to such an extent that the estimated cost to restore the Building equals or exceeds twenty-five percent (25%) of the then replacement value thereof;

                11.2.3. The Leased Premises are damaged by any Covered Peril within six (6) months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph 11.2.3 if Tenant, at the time of such damage, has an express written option to further extend the term of this Lease and Tenant exercises such option to so further extend the Lease Term within fifteen (15) days following the date of such damage; or

                11.2.4. The Building is damaged by any Covered Peril and, because of the Laws then in force, (i) may not be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) may not be used for the same use being made thereof before such damage whether or not restored as required by this Article.

        11.3. Tenant's Right to Terminate: If the Leased Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to paragraph 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

                11.3.1. The Leased Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Leased Premises cannot be substantially completed within one hundred eighty (180) days after the date of such damage; or

                11.3.2. The Leased Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term and in the reasonable opinion of Landlord's architect or construction consultant the restoration of the Leased Premises cannot be substantially completed within ninety (90) days after the date of such damage.

        11.4. Abatement of Rent: In the event of damage to the Leased Premises which does not result in the termination of this Lease, the Base Monthly Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Leased Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's property or any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

                                   ARTICLE 12

                                  CONDEMNATION

        12.1. Taking of Leased Premises: If all or any part of the Leased Premises are taken by means of: (i) any taking by the exercise of the power of eminent domain, whether by legal proceedings or otherwise, (ii) a voluntary sale or transfer by Landlord to any condemnor under threat of condemnation or while legal proceedings for condemnation are pending, or (iii) any taking by inverse condemnation (a "Condemnation"), then Landlord shall have the option to terminate this Lease. If all or any part of the Leased Premises are taken by Condemnation and the Leased Premises cannot be reconstructed within a reasonable period of time and thereby made reasonably suitable for Tenant's continued occupancy for the Permitted Use, then Tenant shall have the option to terminate this Lease. Any such option to terminate by either Landlord or Tenant must be exercised within a reasonable period of time, to be effective as of the date that possession of the Leased Premises is taken by the condemnor.

        12.2. Restoration Following the Taking: If any part of the Leased Premises is taken by Condemnation and this Lease is not terminated, then Landlord shall make all repairs and alterations that are reasonably necessary to make that which is not taken a complete architectural unit, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Property.

        12.3. Abatement of Rent: Except in the case of a temporary taking, if any portion of the Leased Premises is taken by Condemnation and this Lease is not terminated, then as of the date possession is taken, the Base Monthly Rent and Additional Rent shall be reduced in the same proportion that the floor area of that part of the Leased Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Leased Premises.

        12.4. Temporary Taking: If any portion of the Leased Premises is temporarily taken by Condemnation for a period which either exceeds one (1) year or which extends beyond the natural expiration of the Lease Term, then Landlord and Tenant shall each independently have the option to terminate this Lease, effective on the date possession is taken by the condemnor.

        12.5. Division of Condemnation Award: Any award made as a result of any Condemnation of the Leased Premises shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any Condemnation award that is made directly to Tenant (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill, or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any Condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Leased Premises.

                                   ARTICLE 13

                              DEFAULT AND REMEDIES

        13.1. Events of Tenant's Default: Tenant shall be in default of its obligations under this Lease if any of the following events shall occur:

                13.1.1. Tenant shall have failed to pay Base Monthly Rent or any other rent or payment due Landlord when due within three (3) days after written notice from Landlord identifying the breach; or

                13.1.2. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord specifying the nature of such breach where such breach reasonably could be cured within said thirty (30) day period; provided, that where such failure reasonably could not be cured within said thirty (30) day period, that Tenant shall not be in default unless it has failed to commence cure of such default promptly within said thirty (30) day period and thereafter to continue to make diligent and reasonable efforts to cure such failure as soon as practicable; or

                13.1.3. Tenant shall have made a general assignment of its assets for the benefit of its creditors; or

                13.1.4. Tenant shall have sublet the Leased Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14, whether voluntarily or by operation of law; or

                13.1.5. Tenant shall have permitted the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property of Tenant or any property essential to the conduct of Tenant's business and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                13.1.6. Tenant shall have abandoned the Leased Premises; or

                13.1.7. A court shall have made or entered any decree or order with respect to Tenant or Tenant shall have submitted to or sought a decree or order (or a petition or pleading shall have been filed in connection therewith) which: (i) grants or constitutes (or seeks) an order for relief, appointment of a trustee, or confirmation of a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed (or seeks such approval of) a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or statute of the United States or any state thereof; or (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; and such petition, decree or order shall have continued in effect for a period of thirty (30) or more days.

        13.2. Landlord's Remedies: In the event of any default by Tenant, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative:

                13.2.1. Landlord may, at Landlord's election, keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under the Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and
(iii) the remedies of injunctive relief and specific enforcement to compel Tenant to perform its obligations under this Lease.

                13.2.2. Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay any sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease:

                        A. Appointment of a receiver or keeper in order to protect Landlord's interest hereunder;

                        B. Consent to any subletting of the Leased Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or

                        C. Any other action by Landlord or Landlord's agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Leased Premises or any action taken to relet the Leased Premises or any portions thereof, for the account of Tenant and in the name of Tenant.

                13.2.3. In the event Tenant breaches this Lease and abandons the Leased Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by subparagraphs 13.2.2 A, B and C immediately preceding, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code
Section 1951.4, as in effect on the Effective Date of this Lease.

                13.2.4. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date of this Lease. For purposes of computing damages pursuant to Section 1951.2, (i) the Agreed Interest Rate shall be used where permitted, and (ii) rent due under this Lease shall include Base Monthly Rent and all other rent hereunder, prorated on a monthly basis where necessary to compute such damages. Such damages shall include without limitation:

                        A. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

                        B. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the Leased Premises; (ii) expenses for altering, remodeling or otherwise improving the Leased Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Leased Premises; (iv) costs of carrying the Leased Premises, such as taxes, insurance premiums, utilities, and security precautions; (v) expenses in retaking possession of the Leased Premises; and
(vi) attorneys' fees and court costs incurred by Landlord in retaking possession of the Leased Premises and in re-leasing the Leased Premises or otherwise incurred as a result of Tenant's default.

                        C. For purposes of this Article, the rent due for any calendar month after which Tenant has terminated the operation of its business as herein specified or has abandoned the Leased Premises shall be deemed to be the average monthly rent, including the Base Monthly Rent and all additional rent hereunder, which were due for the twelve (l2) month period immediately prior to such termination or for such shorter period of time as this Lease shall have been in effect.

                13.2.5. Nothing in this paragraph shall limit Landlord's right to indemnification from Tenant as provided in paragraph 10.2.

        13.3. Landlord's Default and Tenant's Remedies: In the event Landlord fails to perform any of its obligations under this Lease and fails to cure such default within thirty (30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within said thirty
(30) day period, then Tenant shall have the following remedies only:

                13.3.1. Tenant may proceed in equity or at law to compel Landlord to perform its obligations and/or to recover damages proximately caused by such failure to perform (except to the extent Tenant has waived its right to damages resulting from injury to person or damage to property as provided herein).

                13.3.2. Tenant, at its option, may cure any default of Landlord at Landlord's cost. If Tenant at any time by reason of Landlord's default reasonably pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be immediately due from Landlord to Tenant at the time the sum is paid, and shall bear interest at the Agreed Interest Rate from the date the sum is paid by Tenant until Tenant is reimbursed by Landlord.

                13.3.3. Tenant waives the provisions of Sections 1932(1), 1941, and 1942 of the California Civil Code and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Leased Premises by reason of any default by Tenant.

        13.4. Waiver: One party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or hereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other provisions herein contained.

                                   ARTICLE 14

                                   ASSIGNMENT

        14.1. By Tenant: Tenant shall not sublet the Leased Premises or assign or encumber its interest in this Lease, whether voluntarily or by operation of law without Landlord's prior written consent, which consent shall not be unreasonably withheld. In this regard:

                14.1.1. Any attempted subletting, assignment, or encumbrance without Landlord's prior consent shall be voidable and, at Landlord's election, shall constitute a default.

                14.1.2. Tenant agrees to reimburse Landlord all reasonable costs and attorneys fees incurred by Landlord in conjunction with the processing and documentation of any such requested subletting, assignment or encumbrance, none of which shall be effective until Tenant shall have paid such costs and fees.

                14.1.3. Consent by Landlord to one or more assignments or encumbrances of this Lease or to one or more sublettings of the Leased Premises shall not be deemed to be a consent to any subsequent assignment, encumbrances, or subletting.

                14.1.4. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting.

                14.1.5. If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or other transfer in a single transaction during the Lease Term of a controlling percentage of the capital stock of Tenant, shall be deemed a voluntary assignment of Tenant's interest in this Lease. The phrase "controlling percentage" means the ownership of and the right to vote stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of any general partner, or the dissolution of the partnership, shall be deemed a voluntary assignment.

                14.1.6. If Tenant assigns its interest in this Lease in accordance with this Article, then Tenant shall pay to Landlord fifty percent (50%) of all net consideration received by Tenant as a result of such assignment as and when received by Tenant. If Tenant sublets all or part of the Leased Premises in accordance with this Article, then Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid by the subtenant to Tenant less (ii) all costs incurred by Tenant incident to the sublease agreement (including an amount equal to the resulting product of the rent payable hereunder to Landlord by Tenant during the time period covered by such payments by the subtenant times a fraction whose numerator is the leasable area of that portion of the Leased Premises so sublet and whose denominator is Tenant's Gross Leasable Area). Said consideration shall be payable to Landlord on the same basis, whether periodic or in lump sum, that such consideration is paid to Tenant by its subtenant, and, in calculating Landlord's share of any periodic payments, all costs incurred by Tenant incident to the sublease agreement shall be amortized over the term of the sublease. Immediately following its execution, Tenant shall deliver to Landlord a true copy of any permitted assignment or sublease. At the time Tenant makes any payment to Landlord required by this Subparagraph, Tenant shall deliver an itemized statement of the method by which the amount due Landlord was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph.

                14.1.7. Notwithstanding the provisions of para. 14.1.through
14.1.6. to the contrary, Tenant may, without Landlord's consent, sublet all or any portion of the Premises or assign the Lease to (i) a subsidiary, parent, affiliate, division or corporation controlled by or under common control with Tenant or (ii) a successor corporation related to Tenant by merger, consolidation, reorganization or government action. However, no such subletting or assignment, even without the consent of Landlord, shall relieve Tenant of its primary obligation to pay rent and perform all of the other obligations to be performed by Tenant hereunder for which it will remain liable.

        14.2. By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in the Leased Premises and the Property at any time and to any person or entity. In event of any such transfer the Landlord originally named herein (and in the case of any subsequent transfer, the transferor) from the date of such transfer, (i) shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer, and (ii) shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer only if its transferee agrees to assume and be bound by the terms of this Lease and to perform all obligations of the Landlord hereunder.

                                   ARTICLE 15

                                   TERMINATION

        15.1. Surrender of the Leased Premises: Immediately prior to the expiration or upon the sooner termination of this Lease, Tenant shall remove all Tenant's Trade Fixtures and other personal property and vacate and surrender the Leased Premises to Landlord in the same condition as existed at the Commencement Date, reasonable wear and tear excepted, with all interior walls cleaned, all carpets shampooed and cleaned, all HVAC equipment within the Leased Premises in operating order and in good repair, and all floors cleaned, all to the reasonable satisfaction of Landlord. Landlord may, at Tenant's expense, hire independent contractors to inspect any HVAC system serving the Leased Premises or electrical system within the Leased Premises for the purpose of determining whether they have been properly maintained by Tenant, and Tenant shall pay the cost thereof within ten (l0) days after receipt of a statement therefore from Landlord. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Leasehold Improvements designated by Landlord and repair all damage caused by such removal. If the Leased Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Leased Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including, without limitation, any claims made by and succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

        15.2. Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Leased Premises except as expressly provided in this Lease. Any holding over after such expiration with the consent of Landlord shall be construed to be a tenancy from month-to-month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Base Monthly Rent required during the last month of the Lease Term.

                                   ARTICLE 16

                            LANDLORD'S RIGHT TO ENTER

        16.1. Landlord's Right to Enter: Tenant shall permit Landlord and its agents to enter the Leased Premises at reasonable times escorted by Tenant for the purpose of (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Leased Premises to prospective purchasers, mortgagees or tenants; (v) making necessary alterations, additions, or repairs; (vi) performing Tenant's obligation when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Leased Premises ordinary "for lease" or "for sale" signs; and/or (viii) in the case of an emergency. Landlord may enter the Leased Premises by means of a master key for emergencies, and Landlord shall have the right to use any and all means Landlord may deem necessary and proper to open the doors of the Leased Premises in an emergency. Any entry to the Leased Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction, actual or constructive, of Tenant from the Leased Premises or any portion thereof.

                                   ARTICLE 17

                              MORTGAGES & TRANSFER

        17.1. Subordination: This Lease is subject and subordinate to all underlying ground leases, mortgages and deeds of trust which affect the Property and are of public record as of the Effective Date of this Lease, and to all renewals, modifications, consolidations, replacements and extensions thereof. However, if the lessor under any such lease or any Lender holding such mortgage or deed of trust shall advise Landlord that it desires or requires this Lease to be prior and superior thereto, then, upon written request of Landlord to Tenant, Tenant shall promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor or Lender deems necessary or desirable to make this Lease prior thereto. At Landlord's election, this Lease shall become and thereafter remain subject and subordinate to any and all future ground leases, mortgages or deeds of trust affecting the Property which may hereafter be executed and placed of public record after the Effective Date of this Lease, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, so long as the lessor of such ground lease or the Lender holding the mortgage or deed of trust to which this Lease is to be subordinated agrees that it will recognize Tenant's rights under this Lease and not disturb its quiet possession of the Leased Premises so long as Tenant is not in default hereunder. Tenant agrees, within ten (l0) days after Landlord's written request therefor to execute, acknowledge and deliver upon request of Landlord any and all documents or instruments requested by Landlord or such lessor or mortgage holder(s) as may be necessary or proper to assure the subordination of this Lease to any such ground lease, mortgage or deed of trust.

        17.2. Tenant's Attornment: Tenant shall attorn (i) to any purchaser of the Building or Property at any foreclosure sale or private sale conducted pursuant to any security instrument encumbering the Building and/or the Property, (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure, or (iii) to the lessor under any underlying ground lease should such ground lease be terminated.

        17.3. Mortgagee Protection: In the event of any default on the part of Landlord, Tenant will give notice by registered mail to any Lender or lessor under any underlying ground lease whose name has been provided to Tenant and shall offer such Lender or lessor a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure.

        17.4. Estoppel Certificates: At all times during the Lease Term, Tenant agrees, following any request by Landlord, to promptly execute and deliver to Landlord an estoppel certificate, except as otherwise set forth in such request,
(i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there is not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and if there are uncured defaults on the part of Landlord, stating the nature of such uncured defaults, and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. Tenant's failure to deliver an estoppel certificate within ten (l0) days after delivery of Landlord's request therefore shall be a conclusive admission by Tenant that, as of the date of the request for such statement, (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord's performance, and (iii) no rent has been paid in advance.

        17.5. Financial Statements: At any time during the Lease Term, Tenant shall, upon fifteen (15) days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statements to Landlord and to any existing Lender, potential Lender or buyer or potential buyer of the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

                                   ARTICLE 18

                               GENERAL PROVISIONS

        18.1. Force Majeure: Any prevention, delay, or stoppage due to strikes, lockouts, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay, or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

        18.2. Notices: Any notice required or desired to be given regarding this Lease shall be in writing and shall be personally served, or in lieu of personal service may be given by certified mail. If served by mail, such notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States Mail, certified mail and postage prepaid, addressed to the party to be served at its address first above set forth and (ii) in all other cases when actually received. Either party may change its address by giving notice of same in accordance with this paragraph.

        18.3. Fees and Expenses: All sums reasonably incurred by Landlord in connection with any event of Tenant Default, enforcing or implementing the terms of this Lease, or holding over of possession by Tenant after the expiration or earlier termination of this Lease, including, without limitation, all costs, expenses and actual accountants, appraisers, attorneys and other professional fees, and any collection agency or other collection charges, shall be due and payable by Tenant to Landlord on demand, and shall bear interest thereon at the

Interest Rate regardless of whether legal proceedings are or have been commenced to enforce the Lease, including attorneys' fees and expenses arising in or related to a case brought by Tenant, its successors, assignees or subtenant(s), under Title 11, U.S.C., Bankruptcy Code provisions. If either Landlord or Tenant commences or engages in, or threatens to commence or engage in an action by or against the other party arising out of or in connection with the interpretation of or enforcement of the terms, conditions and obligations of this Lease, including, but not limited to, any action for recovery of Rent due and unpaid, to recover possession or for damages for breach of this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees, expert's fees and costs, arbitrator's fees and costs, discovery costs and expenses and other costs incurred in connection with the action, preparation for such action, any appeals relating thereto and enforcing any judgments rendered in connection therewith.

        18.4. Corporate Authority: If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement of said partnership) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California and that the corporation has full right and authority to enter into this Lease. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease.

        18.5. Additional Definitions: Any term that is given a special meaning by any provision in this Lease shall have such meaning when used in this Lease or any addendum or amendment hereto. As used herein, the following terms shall have the following meanings:

                18.5.1. Agreed Interest Rate: The term "Agreed Interest Rate" shall mean an interest rate of twelve percent (12%) per annum.

                18.5.2. CPI: The term "CPI" shall mean the Consumer Price Index for All Items, for All Urban Consumers (base year 1982-1984 = 100) for San Francisco-Oakland-San Jose, California published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is changed so that the base year differs from that used as of the Commencement Date, the CPI shall be converted in accordance with the conversion factor published by the U.S. Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the CPI had not been discontinued or revised.

                18.5.3. Effective Date: The term "Effective Date" shall mean the date the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

                18.5.4. Law: The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Leased Premises or both, in effect either at the Effective Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi entity or body (e.g., board of fire examiners, public utilities or special district).

                18.5.5. Leasehold Improvements: The term "Leasehold Improvements" shall mean all improvements, additions, alterations, and fixtures installed in the Leased Premises by Tenant at its expense which are not Trade Fixtures.

                18.5.6. Lender: The term "Lender" shall mean any beneficiary, mortgagee, secured party, or other holder of any deed of trust, mortgage or other written security device or agreement affecting the Property, and the note or other obligations secured by it.

                18.5.7. Private Restrictions: The term "Private Restrictions" shall mean all recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Leased Premises as they may exist from time-to-time.

                18.5.8. Trade Fixtures: Anything affixed to the Leased Premises by Tenant at its expense for the purposes of trade, manufacture, ornament, or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without injury to the Leased Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Leased Premises; provided, however, that all of Tenant's signs shall be Trade Fixtures regardless of how affixed to the Leased Premises.

                18.6. Construction of Meaning and Other Miscellaneous
Provisions: (1) Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. (2) Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. (3) The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.
(4) Any executed copy of this Lease shall be deemed an original for all purposes. (5) This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators, and assigns of Landlord and Tenant. (6) "Party" shall mean Landlord or Tenant, as the context implies. (7) If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. (8) This Lease shall be construed and enforced in accordance with the laws of the State of California. (9) The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. (10) When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. (11) The terms "shall", "will", and "agree" are mandatory. The term "may" is permissive. (12) When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor.
(13) All measurements of gross leasable area shall be made from the outside faces of exterior walls and the centerline of joint partitions. (14) Landlord makes no covenant nor warranty as to the exact square footage of any area. (15) Where Tenant is obligated not to perform any act, Tenant is also obligated to restrain any others within its control from performing said act, including agents, invitees, contractors, subcontractors and employees. (16) Landlord shall not become or be deemed a partner nor a joint venturer with Tenant by reason of the provisions of this Lease.

                18.7. Quiet Enjoyment: Upon the observance and performance of all the covenants, terms, and conditions on Tenant's part to be observed and performed, and subject to the other provisions of this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third parties; however, Landlord shall not be liable for any interference or disturbance, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.


        18.8. Landlord Representations: Landlord represents to Tenant that it is the owner of the Property with full power and authority to enter into this Lease.

        18.9. Brokerage Commissions: Tenant warrants that it has not had any dealings with any real estate brokers, leasing agents, salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease other than the BT Commercial Company. Landlord warrants that it has not had any dealings with any real estate brokers, leasing agents, salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease other than the Cornish & Carey Commercial and Deerfield Realty Corporation. Landlord shall be solely responsible for the payment of Brokerage Commissions pursuant to a separate agreement between Landlord and Cornish & Carey Commercial. Landlord shall pay the Brokerage Commissions one-half (_) upon Lease execution and the remaining one-half (_) upon the Commencement Date of the Lease.

        18.10. Entire Agreement: The Lease, EXHIBITS "A" (SITE PLAN), "B" (FLOOR
PLAN), "C" (TENANT INTERIOR IMPROVEMENT AGREEMENT), "D" (APPROVAL SPECIFICATIONS), "E" (COMMENCEMENT DATE/ACCEPTANCE AGREEMENT), and "F" (RULES AND REGULATIONS) which are attached hereto (and by this reference incorporated herein), constitute the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's agent(s) has made any representation or warranty as to (i) whether the Leased Premises may be used for Tenant's intended use under existing law or (ii) the suitability of the Leased Premises or the Common Area for the conduct of Tenant's business or the condition of any improvements located thereon. Tenant's business or the condition of any improvements located thereon. Tenant expressly waives all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any addendum or amendment hereto. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

        18.11. Security Measures: Tenant hereby acknowledges that the Rent payable to Landlord hereunder does not include the costs of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, Tenants' Parties and their property from acts of third parties.

        18.12. Signatures Required/Non-Binding Offer: Submission of this Lease for examination or signature by Tenant does not constitute an offer or option for lease, and it is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

                                   ARTICLE 19

                              ENVIRONMENTAL MATTERS

        19.1. Tenant's Covenants Regarding Hazardous Materials:

                19.1.1. Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances, and regulations ("Hazardous Materials Laws") relating to industrial hygiene, environmental protection, or the use, analysis, generation, manufacturer, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "Hazardous Materials").

                19.1.2. Tenant shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Leased Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer serving the Leased Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials, Tenant shall cause any and all Hazardous Materials removed from the Leased Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and waste. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, or under or about the Leased Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon expiration or earlier termination of the term of the Lease, Tenant shall cause all Hazardous Materials to be removed from the Leased Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Leased Premises or any building, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Leased Premises, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.

                19.1.3. Tenant shall immediately notify Landlord in writing of:

                        A. Any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws;

                        B. Any claim made or threatened by any person against Tenant or the Leased Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and

                        C. Any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Leased Premises, including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations related in any way to the existence of Hazardous Materials at, in, under or about the Premises or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of Hazardous waste manifest reflecting the legal and proper disposal of all Hazardous Materials removed from the Leased Premises.

        19.2. Indemnification of Landlord: To the fullest extent permitted by law, Tenant shall indemnify, defend by counsel reasonably acceptable to Landlord, protect, and hold Landlord and each of Landlord's partners, employees, agents, attorneys, successors, and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, damages, losses or expenses (including reasonable attorney's fees) or death of or injury to any person or damage to any property whatsoever arising from or caused in whole or in part, directly or indirectly by (A) the presence in, or under or about the Leased Premises as a result of Tenant's act(s) or discharge by Tenant in or from the Leased Premises caused by Tenant of any Hazardous Materials or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Leased Premises, or (B) Tenant's failure to comply with any Hazardous Materials Law. Tenant's obligations hereunder shall include, without limitation, whether foreseeable or unforeseeable, all costs, of any required or necessary repair, cleanup or detoxification or decontamination of the Leased Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of the release and indemnity provision hereof, any actions or omissions of Tenant or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

        19.3. Tenant Indemnification. Landlord shall defend, indemnify, protect, and hold Tenant and each of Tenant's partners, employees, agents, attorneys, successors, and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorney's fees) or death of or injury from any person or damage to any property to the extent not arising from or caused directly or indirectly by Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Leased Premises.

                                   ARTICLE 20

                              RIGHT OF FIRST OFFER

        20.1. Right of First Offer to Lease Adjacent Building. Landlord hereby grants to Tenant a right of First Offer to lease the adjacent building identified in paragraph 20.6 (the "First Offer Space") on the terms contained in this paragraph. Tenant shall retain such right to the First Offer Space so long as Tenant is not in default under this Lease Agreement or until Tenant fails to exercise such right after having been given an opportunity to do so under the provisions of Article 20. A further limitation on Tenant's Right of First Offer shall be the requirement that at the time of notification of Tenant by Landlord of the availability of the First Offer Space that Tenant's market capitalization value shall be $100,000,000 or more.

        20.2. Notice of Availability of First Offer Space. If the First Offer Space becomes available at any time after the Effective Date of this Lease and before the expiration or earlier termination of this right of First Offer Space, then Landlord shall notify Tenant in writing of the availability of the First Offer Space.

        20.3. Exercise of Right of First Offer. If Tenant, within two (2) weeks after receipt of Landlord's notice which shall be given no later than March 31, 2002, indicates in writing its agreement to lease such First Offer Space, then Landlord and Tenant shall enter into a lease agreement (the "Second Lease") whereby Landlord shall lease to Tenant and Tenant shall lease from Landlord such First Offer Space on the terms stated in Landlord's written notice which shall include the following essential business terms: (1) Five (5) year lease term; (2) Basic Monthly Rent to commence at fair market rent for similar buildings in the immediate vicinity at the date of such election; (3) First Offer Space to be taken "AS-IS"; (4) Security Deposit to be in amount of first month's Basic Rent; and (5) lease to be on Landlord's standard, single tenant, triple net lease form similar in form to the instant Lease.

        20.4. Determination of Fair Market Rent. In the event it becomes necessary to determine by appraisal the fair market rent of the First Offer Space for the purpose of establishing the Base Monthly Rent during the five (5) year lease term, then such fair market monthly rent shall be determined by three
(3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

                (1) The party demanding an appraisal (the "Notifying Party") shall notify the other party (the "Non-Notifying Party") thereof by delivering a written demand for appraisal, which demand, to be effective, must give the name, address, and qualifications of an appraiser selected by the Notifying Party. Within ten (10) days of receipt of said demand, the Non-Notifying Party shall select its appraiser and notify the Notifying Party, in writing, of the name, address, and qualifications of an appraiser selected by it. Failure by the Non-Notifying Party to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its own behalf and the Notifying Party shall select a second appraiser on behalf of the Non-Notifying Party within five (5) days after the expiration of said ten
(10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers so selected shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitration Association or if it shall refuse to perform this function, then at the request of either Landlord or Tenant, such third appraiser shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

                (2) The three (3) appraisers so selected shall meet in Sunnyvale, California, not later than twenty (20) days following the selection of the third appraiser. At said meeting the appraisers so selected shall attempt to determine the fair market monthly rent of the Premises for the option period in question

(including the timing and amount of periodic increases).

                (3) If the appraisers so selected are unable to complete their determinations in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of the first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two (2) or more of the appraisers so selected agree on the fair market rent of the Leased Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

                (4) If two (2) or more appraisers do not so agree within said fifteen (15) day period, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rent of the Promises for the option period in question. The parties shall then determine the fair market rent for the Premises by determining the average of the fair market rent set by each of the appraisers. However, if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal then such lowest appraisal shall be disregarded and/or if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal then such highest appraisal shall be disregarded. If the fair market rent set by any appraisal is so disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded.

                (5) Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market rent of the Promises, in which event the determination of such appraisal shall be conclusively deemed the fair market rent of the Premises.

                (6) Each party shall bear the fees and expenses of the appraiser selected by or for it, and the fees and expenses of the third appraiser (or the joint appraiser if one joint appraiser if one joint appraiser is used) shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

        20.5. Landlord's Right to Lease. If Tenant does not indicate in writing its agreement to enter into the Second Lease on the terms contained in Landlord's written notice within the allowed period of time, then Tenant's Right of First Offer shall terminate and Landlord thereafter shall have the right to lease such space to the current tenant or any other prospective tenant.

                20.6. First Offer Space. The term "First Offer Space" shall mean that building commonly described as 740 Arques Avenue, Sunnyvale, California, consisting of approx. 20,000 s.f. Such First Offer Space is currently being leased by Landlord to, and is occupied by, Navigational Technologies pursuant to a lease with an expiration date of October 31, 2002 which lease does not contain an option to extend the term thereof beyond October 31, 2002.

        20.7. Termination. The provisions of this Article 20 shall terminate upon the earliest of the following to happen: (i) the expiration or earlier termination of the Lease, or except as provided in Paragraphs 14.1.5 and 14.1.7 of the Lease (ii) any assignment by Tenant of its interest in this Lease or subletting by Tenant of substantially all of the Premises for substantially all of the remainder of the Lease Term.

                                   ARTICLE 21

                             OPTION TO EXTEND LEASE

        21.1. Option to Extend Lease Term. In the event Tenant exercises its Right of First Offer as set forth in Article 20 herein above, then and only then, Landlord grants to Tenant an option to extend the Lease Term for a period required to make this Lease conterminous with the term of the Second Lease for the Right of First Offer Space term on the following terms and conditions:

                21.1.l. Tenant must give Landlord notice in writing of its exercise of the option in question no later than ninety (90) days before the date the Lease Term would end but for said exercise and Tenant must exercise such option, if at all, for the entire Leased Premises than occupied by Tenant. Tenant's option rights shall terminate as to any space for which the option to extend is not exercised.

                21.1.2. Tenant may not extend the Lease Term pursuant to any option granted by this paragraph if Tenant is materially in default beyond any applicable cure period as of the date of exercise of the option in question or as to the date this Lease would have been terminated but for said exercise.

                21.1.3. All terms, covenants, and conditions of this Lease shall apply during the option period, except that the Base Monthly Rent for the option period shall be determined as provided in paragraph 20.1.4.

                21.1.4. The Base Monthly Rent for the option period shall be the Monthly Basic Rent payable for the last month of the previous Lease Term with annual increases of four (4%) percent per annum calculated in the same manner as the Base Monthly Rent in this Lease.

                21.1.5. The option rights of Tenant under this Article 21, and the Extended Term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except as provided in Paragraphs
14.1.5 and 14.1.7 of the Lease. In the event that Landlord consents to a sublease or assignment under Article 14, the option granted herein and any Extended Term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease.


        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date of this Lease.

        AS LANDLORD:                              AS TENANT:

ONE SOUTH PARK INVESTORS,                   BSQUARE, A Washington
A California General Partnership            Corporation


By:                                         By:
   --------------------------------            ---------------------------------

Its:                                        Its:
    -------------------------------             --------------------------------

Date:                                       Date:
     ------------------------------              -------------------------------


PAUL ENTERPRISES,
A California General Partnership


By:
   --------------------------------

Its:
    -------------------------------

Date:
     ------------------------------


FKLM,
A California General Partnership


By:
   --------------------------------

Its:
    -------------------------------

Date:
     ------------------------------

                                    EXHIBIT A


                            (SEE ATTACHED SITE PLAN)

                                   EXHIBIT "B"


                            (SEE ATTACHED FLOOR PLAN)

                                   EXHIBIT "C"


                      TENANT INTERIOR IMPROVEMENT AGREEMENT

      This Tenant Interior Improvement Agreement ("Agreement") is made part of that Lease dated as of August 30, 2000, (the "Lease") by and between ONE SOUTH PARK INVESTORS, a California General Partnership; PAUL ENTERPRISES, a California General Partnership; and FKLM, a California General Partnership ("Landlord"), and BSQUARE CORPORATION, a Washington Corporation ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease.

           1. Purpose of Improvement Agreement: The purpose of this Improvement Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of Interior Improvements within the Premises prior to the Commencement Date.

           2. Definitions: As used in this Agreement, the following terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease and which are used in this Agreement, shall have the meanings ascribed to them by the Lease:

               a. Approved Specifications: The term "Approved Specifications" shall mean those floor plans and specifications for the Interior Improvements designed by JPC, Inc. ("Project Architect") to be constructed for Tenant by Hollander Smith, Inc., or other mutually agreed upon general contractor ("Project Contractor") for approximately 20,000 s.f. of the Building which are set forth in EXHIBIT "D" to the Lease.

               b. Interior Improvements: The term "Interior Improvements" shall mean all interior improvements to be constructed by Tenant for the Premises in accordance with the Approved Specifications.

               c. Interior Improvement Costs: The term "Interior Improvement Costs" shall mean the following: (i) the total amount due pursuant to the general construction contract entered into by Tenant with the Project Contractor to construct the Interior Improvements; (ii) the cost of all governmental approvals required as a condition to the construction of the Interior Improvements (including all construction taxes imposed by the City of Sunnyvale) in connection with the issuance of a building permit for the Interior Improvements; (iii) all utilities' connection or use fees; (iv) fees of architects or engineers for services rendered in connection with the design and construction of the Interior Improvements; and (v) the cost of payment and performance bonds obtained by Tenant or Project Contractor to assure completion of the Interior Improvements. The parties acknowledge that the City of Sunnyvale imposes certain taxes as a condition to the issuance of building permits in certain circumstances. The parties further acknowledge that any imposition of such taxes that must be paid in order to obtain building permits for the Interior Improvements shall be "Interior Improvement Costs."

               d. Tenant Improvement Allowance: Landlord agrees to grant to Tenant a Tenant Improvement Allowance of One Hundred Thousand ($100,000.00) Dollars based upon 20,000 s.f. of Leased Premises at $5.00 per square feet of Rentable Area leased by Tenant under the Lease, to be applied to the Interior Improvement costs. In the event the total amount of the Interior Improvement costs exceeds the total amount of the Tenant Improvement Allowance, then Tenant shall pay any amounts over and above the Tenant Improvement Allowance. Tenant shall, on a monthly basis, submit to Landlord copies of Project Contractor's progress billings to Tenant for work completed. Landlord shall, within 20 calendar days after receipt of progress billings reimburse Tenant for the billed Tenant Improvement costs until Tenant Improvement Allowance has been expended.

               e. Substantial Completion and Substantially Complete: The terms "Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Interior Improvements in question: (i) the construction of the Interior Improvements in question has been substantially completed in accordance with the requirements of this Lease; (ii) the Project Architect responsible for preparing the plans shall have executed a certificate or statement representing that the Interior Improvements in question have been substantially completed in accordance with the plans and specifications therefor; or (iii) two (2) weeks after the date on which Landlord completes the installation of the fire sprinkler system to the interior of the Building, if such event occurs earlier.

         3. Construction of Interior Improvements: Tenant desires to cause certain Interior Improvements to be constructed in the Premises and Tenant agrees to construct such Interior Improvements in the Premises in conformance with the terms and conditions of the Lease and this Agreement, provided, however, that Landlord shall not be required to approve any Interior Improvements that: (i) do not conform to applicable government regulations or are, disapproved by any governmental agency having jurisdiction; (ii) overload the floors of the Premises or the Building; or (iii) are, in Landlord's reasonable judgment, of a nature or quality inconsistent with the nature and quality of the remainder of the Premises or the Building. Such Interior Improvements will be constructed by Tenant in accordance with the following:

               a. Development of Preliminary Plans for the Interior
Improvements: Landlord and Tenant shall approve a conceptual plan for the Interior Improvements, (the "Interior Plan"]. Tenant shall on or before September 12, 2000, reasonably develop and Landlord shall reasonably approve Preliminary Plans and Specifications for the Interior Improvements [that are consistent with the Interior Plan) in the following manner: (i) Tenant shall cause the Project Architect to prepare such plans and specifications for Landlord's approval; (ii) as Preliminary Plans and Specifications for the Interior, Improvements are developed by Tenant, they shall be submitted to Landlord for approval; (iii) Landlord shall have five (5) working days after receipt of any information from Tenant regarding the Preliminary Plans and Specifications to approve such information or respond specifically in writing as to why and in what particular regard the information so submitted is not acceptable, and a failure to so respond shall be deemed Landlord's approval of the information submitted; and (iv) if Landlord proposes changes to the Preliminary Plans and Specifications, Landlord and Tenant shall confer in good faith to complete development and approval of the Preliminary Plans and specifications as soon as reasonably practicable. The Preliminary Plans And Specifications so developed and approved by Landlord and Tenant pursuant to this subsection are referred to herein as the "Approved Preliminary Plans."

               b. Development of Final Plans for Interior Improvements. As soon as possible after Landlord and Tenant have agreed upon the Approved Preliminary Plans, Tenant shall cause such Project Architect to prepare and deliver to Landlord for Landlord's. approval, copies of Final Plans, Specifications and Working Drawings for the Interior Improvements that are consistent with and/or logical evolutions from the Approved Preliminary Plans. Landlord shall have ten
(10) working days after such delivery to reasonably approve such Final Plans, Specifications and Working Drawings in writing or to respond in writing specifying the exact changes required for approval, and a failure by Landlord to so respond in writing shall be deemed its approval of the matters submitted to it. Tenant shall then cause such changes to be made and resubmit the same to Landlord for its approval as aforementioned, which approval Landlord agrees not to unreasonably withhold or delay. The parties shall at all times act in good faith to reach agreement on Final Plans, specifications and Working Drawings for the Interior

Improvements, with each party using its best efforts so that the Final Plans, Specifications, and Working Drawings will be completed on or before October 13, 2000. As soon as so approved by Landlord, Tenant shall submit such Final Plans, Specifications, and Working Drawings to all appropriate governmental agencies for approval. If any changes are required by such governmental agencies, Tenant shall report back to Landlord and the parties shall confer and make such changes as are necessary to satisfy the requirements of such governmental agencies. As soon as all such governmental approvals have been obtained, four (4) copies of such Final Plans, Specifications, and Working Drawings shall be initialed and dated by Landlord and Tenant. The Final Plans, Specifications, and Working Drawings so approved, and all change orders specifically permitted by this Lease shall be referred to herein as the "Final Approved Interior Plans." The parties acknowledge that the commencement of the terms of this Lease depends upon when the Interior Improvements are completed and that such completion depends in part upon Tenant's submission of its requirements for such improvements and its response to approving plans prepared by Tenant. The parties agree to each use their best efforts to process the preparation and approval of plans for the Interior Improvements within the schedule set forth herein.

               c. Construction Contract: Landlord and Tenant anticipate that the Interior Improvements per EXHIBIT "D" shall be constructed by Hollander Smith, Inc. (hereinafter the "Project Contractor").

               d. Commencement and Completion for the Interior Improvements: As soon as the Approved Specifications have been developed as provided above, all necessary governmental approvals have been obtained and the Tenant has entered into a general construction contract with the Project Contractor, then Tenant shall thereafter commence construction of the Interior Improvements and shall diligently prosecute such construction to completion, using its best efforts so that the Interior Improvements may be Substantially Completed by the "Scheduled Commencement Date."

           4. Changes to Approved Specifications: Neither Landlord nor Tenant shall have the right to order extra work or change orders to the Approved Specifications described in EXHIBIT "D" without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Approved Specifications once approved in writing by both parties. If a change order-requested by Tenant results or causes an increase in the Interior Improvements Costs above the amount of the Tenant Improvement

Allowance, then Tenant shall pay the amount of such increase over the Tenant Improvement Allowance caused by the change order requested by Tenant at the time the change order is approved by both Landlord and Tenant. If a change order results in an increase in the amount of construction time needed by Tenant to complete the Interior Improvements, paragraph 5 hereof may apply.

           5. Delay in completion Caused by Tenant: The parties hereto acknowledge that the date on which Tenant's obligation to pay the Base Monthly Rent and the Additional Rent would otherwise commence may be delayed because of
(i) Tenant's failure to submit necessary information to Landlord when required,
(ii) Tenant's failure to promptly develop and submit the plans for the Interior Improvements, (iii) any act by Tenant which interferes with or delays the completion of the plans for the Interior Improvements or Landlord's construction work, (iv) change orders requested by Tenant and approved by Landlord, or (v) special materials or equipment ordered or specified by Tenant that cannot be obtained by Tenant at normal cost within a reasonable period of time because of limited availability. It is the intent of the parties hereto that the commencement of Tenant's obligation to pay the Base Monthly Rent and all Additional Rent not be delayed by any of such causes or by any other act of Tenant, and in the event it is go delayed, Tenant's obligation to pay the base Monthly Rent and all Additional Rent shall commence as of the date it would otherwise have commenced absent delay caused by Tenant, provided that within a reasonable period of time after learning of the occurrence of the cause of any such delay, Tenant notifies Landlord in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

           6. Delivery of Possession and Acceptance Agreement. As soon as the Interior Improvements are Substantially Completed, Landlord and Tenant shall together walk through the Premises and inspect all Interior Improvements so completed using reasonable efforts to discover all uncompleted or defective construction in the Interior Improvements. After such inspection has been completed, each party shall sign an Acceptance Agreement in the form attached to the Lease as EXHIBIT "E", which shall state the Commencement Date and the Base Monthly Rent. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the Premises to Tenant. Landlord shall have no obligation to deliver possession of the Premises to Tenant until the execution of the acceptance agreement has been completed. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of the Premises in accordance with the terms of the Lease except latent defects that could not reasonable have been discovered by Tenant. Notwithstanding anything contained herein, Tenant's obligation to pay the Base Monthly Rent and Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

           7. Standard of construction and Warranty: Tenant hereby warrants that the Interior Improvements shall be constructed substantially in accordance with the Approved Specifications (as modified by change orders approved by Landlord and Tenant), all Private Restrictions and all Laws, in a good and workmanlike manner, and all materials and equipment furnished shall conform to such final plans and shall be new and otherwise of good quality. The foregoing warranty shall be subject to, and limited by, the following:

               a. Once Tenant is notified in-writing of any breach of the above-described warranty, Tenant shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense.

               b. Tenant's liability pursuant to such warranty shall be limited to the cost of correcting the defect or other matter in question. In no event shall Landlord be liable to Tenant for any damages or liability incurred by Tenant as a result of such defect or other matter, including without limitation damages resulting from any loss of business by Tenant or other consequential damages.

               c. Upon request by Landlord, Tenant shall inform Landlord of all written construction and equipment warranties existing in favor of Tenant which affect the Interior Improvements. Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability-with regard to any defect for which Landlord is not responsible pursuant to this paragraph so long as Tenant pays all costs reasonably incurred by Landlord in so acting.

               d. Tenant makes no other express or implied warranty with respect to the design, construction or operation of the Interior Improvements except as set forth in this paragraph.



                                      AS LANDLORD:

                            ONE SOUTH PARK INVESTORS,
                            A California General Partnership

                            By:
                               ----------------------------
                            Its:
                                ---------------------------
                            Date:
                                 --------------------------


                            PAUL ENTERPRISES,
                            A California General Partnership

                            By:
                               ----------------------------
                            Its:
                                ---------------------------
                            Date:
                                 --------------------------


                            FKLM,
                            A California General Partnership

                            By:
                               ----------------------------
                            Its:
                                ---------------------------
                            Date:
                                 --------------------------


                                  AS TENANT:

                            BSQUARE CORPORATION,
                            A Washington Corporation

                            By:
                               ----------------------------
                            Its:
                                ---------------------------
                            Date:
                                 --------------------------

                                    EXHIBIT D

                             APPROVED SPECIFICATIONS



           At the time of the execution of the Lease, Landlord's Work and Tenant's Improvement Allowance of $100,00.00 as set forth in paragraph 2.3 of the Lease had been agreed to, but Tenant's Interior Plan and Approved Specifications had not yet been completed. It is the intent of the parties to develop the Approved Specifications after the execution of the Lease pursuant to the procedures set forth in Exhibit "C" hereto.

                                    EXHIBIT E

                    COMMENCEMENT DATE / ACCEPTANCE AGREEMENT

This Commencement Date/Acceptance Agreement is made as of __________________, 2000 with regard to that Lease dated _______________, 2000, by and between ONE SOUTH PARK INVESTORS, a California General Partnership; PAUL ENTERPRISES, a California General Partnership; and FKLM, a California General Partnership ("Landlord"), and BSQUARE CORPORATION, a Washington Corporation ("Tenant"), affecting those Premises commonly known as 255 San Geronimo Way, Sunnyvale (Santa Clara County), California. The parties hereto agree as follows:

1. All improvements required to be constructed by Landlord by the Lease have been completed in accordance with the terms of the Lease and are hereby accepted by Tenant, except for latent defects discovered during the first year of the construction of the tenant improvements.

2. Possession of the Premises has been delivered to Tenant and Tenant has accepted and taken possession of the Premises subject to any latent defects provided for in paragraph 1 above.

3. The Commencement Date of the Lease Term is _______________, 2000, and the Lease Term shall expire for the Premises on _______________, 2000 unless sooner terminated or extended according to the terms of the Lease or by mutual agreement.

4. The Base Monthly Rent initially due _______________, 200 , pursuant to the Lease is _______________($____) per month, subject to any subsequent adjustments required by the Lease.

5. Landlord has received a Security Deposit in the amount of_______________ ($______________ ). In addition, Tenant has prepaid rent in the amount of _______________ ($________ ), which shall be applied to the first installment of Base Monthly Rent.

6. To the best of Landlord's and/or Tenant's knowledge, the Lease is in full force and effect, neither party is in default of its obligations under the Lease, and Tenant has no set-offs, claims, or defenses to the enforcement of the Lease. Landlord acknowledges that the Base Monthly Rent for the Premises has been paid current by Tenant through _______________

, 200 .


     AS LANDLORD:                          AS TENANT:

ONE SOUTH PARK INVESTORS,            BSQUARE, A Washington
A California General Partnership     Corporation


By:                                  By:
    ---------------------                -------------------------
Its:                                 Its:
    ---------------------                -------------------------
Date:                                Date:
     --------------------                 ------------------------

PAUL ENTERPRISES,
A California General Partnership


By:
    ---------------------
Its:
    ---------------------
Date:
     --------------------


FKLM,
A California General Partnership


By:
    ---------------------
Its:
    ---------------------
Date:
     --------------------

                                   EXHIBIT "F"

                              (RULES & REGULATIONS)



      1. Sidewalks, halls, passages, exits, entrances, and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress and egress from the Premises. Tenant, Tenant's employees and invitees shall not go upon the roof of the Building or any other buildings on the Property, except as authorized by Landlord.

      2. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises or the Building shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on the Premises or any part of the Building or anywhere else on the Property without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of Tenant.

      All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

      3. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window, door or patio on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord' s window coverings and shall not in any way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside the Building.

      4. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on Saturdays, Sundays and holidays all persons who are not clients, guests or employees of tenants of the Building.

      5. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Premises.

      6. All entrance doors in the Premises shall be locked when the Premises are not in use, and all doors opening to pubic corridors shill be kept closed except for normal ingress and egress from the Premises.

      7. As more specifically provided in the Lease, Tenant shall not waste electricity, water heating or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

      8. Tenant shall keep and cause to be kept closed all window coverings when necessary because of the sun's position.

      9. Tenant shall not alter any lock or access device or install a new or additional lock or access device or any bolt on any door of the Premises without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

      10. Tenant shall not make or have made additional copies of any keys or access devices provided by Landlord. Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor. Tenant shall be responsible for all keys and access devices issued to Tenant's employees.

      12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule by Tenant or

Tenant's employees or invitees shall be borne by Tenant.

      13. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary (or the operation or maintenance of office equipment. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

      14. Tenant shall not use, keep or permit to be used or kept in the Premises any foul or noxious gas or substance or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises or the Building.

      15. No cooking shall be done or permitted by Tenant on the Premises except the use by the Tenant of approved equipment provided by landlord in the designated kitchen area for the preparation or coffee, tea, hot chocolate and similar beverages for Tenant and its employees. Such equipment and use shall be in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations. The Premises shall not be used for lodging.

      16. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain and comply with Landlord's instructions in their installation.

      17. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires or penetration of any kind will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes, TV antennae and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

      18. Except with the prior written consent of Landlord, Tenant shall not sell or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises, nor shall the Premises be used for the storage of merchandise or for manufacturing of any kind, nor shall the Premises be used for any unlawful purpose, or any business or activity other than that specifically provided for in Tenant's Lease.

      19. Tenant shall not lay linoleum, tile, carpet, or any other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule by Tenant or Tenant's contractors, employees or invitees or the removal of any floor covering shall be borne by Tenant.

      20. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not mark or drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof.